Statement of Additional Information (SAI) Supplement

American Century California Tax-Free and Municipal Funds (SAI dated January 1, 2011)
American Century Government Income Trust (SAI dated August 1, 2010)
American Century International Bond Funds (SAI dated November 1, 2010)
American Century Investment Trust (SAI dated August 1, 2010)
American Century Municipal Trust (SAI dated October 1, 2010)
American Century Quantitative Equity Funds, Inc. (SAI dated November 1, 2010)
American Century Target Maturities Trust (SAI dated February 1, 2011)

Supplement dated July 1, 2011

The following entry is added to the Independent Trustees or Independent Directors table in the Management section of the SAI (which table, for American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust, appears in Appendix A of the SAI):

Jeremy I. Bulow

Year of Birth: 1954

Position(s) with the Funds: Trustee/Director

Length of Time Served: Since 2011

Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University, Graduate School of Business (1979 to present)

Number of Funds in Fund Complex Overseen by Trustee/Director: 40

Other Directorships Held by Trustee/Director During the Past Five Years: None

Education/Other Professional Experience: BA, MA, Yale University; PhD, Massachusetts Institute of Technology; formerly Director, Bureau of Economics, Federal Trade Commission

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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